Exhibit 99.1

FOXO TECHNOLOGIES INC., CONFIRMS DETAILS OF SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 17, 2025.

MINNEAPOLIS, MN, January 16, 2025 (GLOBE NEWSWIRE) -- FOXO Technologies Inc. (NYSE American: FOXO) (the “Company” or “FOXO”), will hold its previously announced Special Meeting of its Shareholders at 10:30 am EST on Friday, January 17, 2025.

Following the filing of its Definitive Proxy Statement filed with the SEC on January 6, 2025, the Company is holding a virtual meeting of its shareholders (the “Special Meeting”) on Friday, January 17, 2025, at 10:30 a.m. Eastern Standard Time.

Shareholders of record on January 3, 2025, will be entitled to vote on the approvals requested. All shareholder votes are important. There are two ways for our shareholders to vote.

Shareholders can use the internet. Please go to www.cstproxyvote.com. Have your proxy card to hand and when you access the website, please follow the prompts to cast your votes.

Or, should a shareholder wish to attend the meeting, please login to https://www.cstproxy.com/foxotechnologies/2025 when the meeting commences at 10:30 a.m. EST on Friday January 17, 2025. You will need your 12-digit control number (that is printed on your Proxy Card). During the meeting you will be able to submit your vote electronically.

The Board of Directors asks that all shareholders vote in favor of the Proposals listed on the Proxy Card and appreciates continued support from its shareholders.

“We look forward to the continued support of our shareholders for this Special Meeting taking place tomorrow,” said Seamus Lagan, CEO of FOXO. “This meeting will complete the obligations from the acquisition agreements that the Company has completed in recent months. We look forward to a successful outcome to the meeting and believe the transformation of FOXO in the second half of 2024 creates a new foundation on which we can built a significant and valuable company for the benefit of our shareholders.”

About FOXO Technologies Inc. (“FOXO”)

FOXO owns and operates three subsidiaries.

Foxo Labs, Inc. is a biotechnology company dedicated to improving human health and life span through the development of cutting-edge technology and product solutions for various industries.

Myrtle Recovery Centers, Inc., a 30-bed behavioral health facility in East Tennessee. Myrtle provides inpatient services for detox and residential treatment and outpatient services for MAT and OBOT Programs.

Rennova Community Health, Inc., owns and operates Scott County Community Hospital, Inc. (d/b/a Big South Fork Medical), a critical access designated (CAH) hospital in East Tennessee.

For more information about FOXO, visit www.foxotechnologies.com.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the FOXO’s beliefs and expectations, are forward-looking statements. Forward-looking statements involve inherent risks and uncertainties, and a number of factors could cause actual results to differ materially from those contained in any forward-looking statement. These factors include, but are not limited to the risk of changes in the competitive and highly regulated industries in which FOXO operates; variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; the ability to implement FOXO’s business plans, forecasts, and other expectations; the ability to obtain financing; the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO operates. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Sebastien Sainsbury

ssainsbury@foxotechnologies.com

(561) 485-0151